UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 21, 2002

                          WHY USA FINANCIAL GROUP, INC.
             (Exact name of Registrant as specified in its charter)


          Nevada                     0-30601                  87-0390603
(State of Incorporation)      (Commission File No.)        (I.R.S. Employer
                                                          Identification No.)



                           8301 Creekside Circle #101
                              Bloomington, MN 55437
                    (Address of principal executive officers)
                                   (Zip Code)

                                 (952) 841-7050
                         (Registrant's telephone number)

ITEM 2. Acquisition of Company

On February 7, 2002, Registrant entered into a Business Combination Agreement to acquire all of the outstanding capital stock of Discover Mortgage Corp., ("Discover") a Minnesota corporation in exchange for 1,177,140 common shares of the Registrant plus a contingent earnout for additional shares depending upon operations in 2002. Further information on this transaction is contained in the initial Form 8-K report filed by Registrant on February 22, 2002.

    (a) Financial Statements of Business Acquired
            (See Attached Discover Mortgage financial statements)

    (b) Pro Forma Financial Information
            The following unaudited pro forma consolidated financial statements give effect to the acquisition of Discover Mortgage Corp. as of December 31, 2001, and include information from the historical financial statements of both companies. The pro forma consolidated statement of operations assumed this transaction took place on January 1, 2001. These pro forma financial statements should be read in conjunction with the historical financial statements included in the Registrant's Form - 10KSB report for the year ended December 31, 2001 and the historical financial statements of Discover Mortgage Corp. included in this Form 8-K/A report.

            Unaudited Pro Forma Consolidated Statement of Operations
                          Year Ended December 31, 2001

                                    WHY USA         Discover            Pro Forma
                                Financial Group     Mortgage          Consolidated
                                 (Historical)     (Historical)
                                 ------------     ------------        ------------
Revenue
    Mortgage Lending             $  2,171,118     $  2,802,801        $  4,973,919
    Real Estate Franchise             875,377              -0-             875,377
                                 ------------     ------------        ------------
Total Revenue                    $  3,046,495     $  2,802,801        $  5,849,296

Operating Expenses
   Direct Cost of Services:
     Mortgage Lending               2,152,805        2,052,448           4,205,253
     Real estate activities           648,191              -0-             648,191
     Sales and marketing              281,214           54,460             335,674
     General & Administrative         588,357          353,012             941,369
     Depreciation                      49,889           21,752              71,641
                                 ------------     ------------        ------------
Total operating expenses            3,720,456        2,481,672           6,202,128
                                 ------------     ------------        ------------
Income (Loss) from
   Operations                        (673,961)         321,129            (352,832)
Other expenses:
    Interest expense                  (19,889)         (11,580)            (31,469)
    Amortization of goodwill
     and acquisition costs           (737,314)             -0-            (737,314)
                                 ------------     ------------        ------------
Net income (loss)                $ (1,431,164)    $    309,549(1)     $ (1,121,615)
                                 ============     ============        ============

Weighted shares outstanding        34,803,264        1,177,140(2)       35,980,404
Basic and diluted net loss
per common share                 $      (.041)             -0-        $      (.031)
                                 ============     ============        ============

                 Unaudited Pro Forma Consolidated Balance Sheet
                                December 31, 2001

                                    WHY USA            Discover        Pro Forma        Pro Forma
                                    Financial Group    Mortgage       Adjustments      Consolidated
                                    (Historical)     (Historical)
                                    ------------     ------------     ------------     ------------
ASSETS                                                                  (Note 3)
 Current Assets:
     Cash                           $     87,249     $     (2,636)              --     $     84,613
     Accounts Receivable                 144,214          225,017               --          369,231
     Mortgage loans for resale           158,901               --               --          158,901
     Employee advances                                      1,816               --            1,816
                                    ------------     ------------     ------------     ------------
    Total Current Assets                 390,364          224,197                           614,561

 Property and equipment, net             214,117           54,447                           268,564
 Franchise acquisition costs           1,993,954               --               --        1,993,954
 Goodwill                                     --               --           58,857           58,857
 Deposits and prepaid assets             272,400            2,908               --          275,308
                                    ------------     ------------     ------------     ------------
Total Assets                        $  2,870,835     $    281,552     $     58,857     $  3,211,244
                                    ============     ============     ============     ============

LIABILITIES AND
STOCKHOLDERS EQUITY
 Current liabilities:
    Accounts Payable                $    407,542     $     44,001               --     $    451,543
    Accrued Expenses                     241,801           43,416               --          285,217
    Bank Loans Payable
    and current portion
    capital lease                        179,901           17,564                           197,465
    Due to affiliates                    119,191               --               --          119,191
                                    ------------     ------------     ------------     ------------
Total current liabilities                948,435          104,981               --        1,053,416

  Long term liabilities
    Acquisition Note -
     AZ franchise                        250,000               --               --          250,000
    Liabilities payable in stock          94,088               --               --           94,088
   Capital lease -
     long term portion                    21,805               --               --           21,805
                                    ------------     ------------     ------------     ------------
Total long term liabilities              365,893               --               --          365,893

 Stockholders' equity:
    Common stock                          37,518           76,100          (74,923)          38,695
    Additional paid-in capital         6,176,918          120,000          114,251        6,411,169
    Accumulated deficit               (4,657,929)         (19,529)          19,529       (4,657,929)
                                    ------------     ------------     ------------     ------------
Total stockholders equity              1,556,507          176,571           58,857        1,791,935
                                    ------------     ------------     ------------     ------------

Total liabilities and
 Stockholders equity                $  2,870,835     $    281,552     $     58,857     $  3,211,244
                                    ============     ============     ============     ============

Notes to unaudited Pro Forma Consolidated Financial Statements

(1) Since Discover Mortgage Corp was a Subchapter S corporation under the Internal Revenue Code prior to this business combination, no provision for income taxes was included in its financial statement for their year ended Dec. 31, 2001.

(2) Represents the addition of 1,177,140 shares outstanding which were issued in conjunction with this business combination.

(3) Purchase accounting - Reflects the allocation of the purchase price of 1,177,140 shares of common stock of Registrant valued at $235,428 as of the closing of this transaction. The purchase price was allocated as follows:

         Accounts receivable                        $  225,017
         Equipment, net                                 54,447
         Deposits and employee advances                  4,724
         Goodwill                                       58,857
           Minus assumed liabilities                  (107,617)
                                                    ----------
                 Total purchase price               $  235,428

(C)      Exhibits
         Exhibit No.
         -----------
           2.1 * Business Combination Agreement executed February 7, 2002 and effective January 1, 2002 between Registrant and Discover Mortgage Corp.

         ---------------------

         * Previously filed with Registrant's current report on Form 8-K filed February 22, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      WHY USA Financial Group, Inc. (Registrant)


Date:  April 5, 2002                  By:   /s/ Leslie M. Pearson
                                          --------------------------------------
                                            Leslie M. Pearson
                                            Chief Financial Officer

                         INDEPENDENT ACCOUNTANTS' REPORT




To the Stockholders and Board of Directors
DISCOVER MORTGAGE CORPORATION

We have audited the accompanying balance sheets of DISCOVER MORTGAGE CORPORATION as of December 31, 2001 and 2000 and the related statements of operations changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, GOVERNMENT AUDITING STANDARDS issued by the Comptroller General of the United States, and the CONSOLIDATED AUDIT GUIDE FOR AUDITS OF HUD PROGRAMS (the "Guide") issued by the U.S. Department of Housing and Urban Development, Office of Inspector General in August 1997. Those standards and the guide require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DISCOVER MORTGAGE CORPORATION as of December 31, 2001 and 2000, and the results of its operations, changes in stockholders' equity and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with GOVERNMENT AUDITING STANDARDS, we have also issued a report dated February 25, 2002 on supplementary information.




BERTRAM, VALLEZ, KAPLAN & TALBOT, LTD.

St. Louis Park, Minnesota
February 25, 2002

                         DISCOVER MORTGAGE CORPORATION
                           MORTGAGEE NO. 11366-0000-3
                                 BALANCE SHEETS


------------------------------------------------------------------------------------------------
ASSETS                                                                        DECEMBER 31,
                                                                          2001           2000
------------------------------------------------------------------------------------------------
CURRENT ASSETS
     Cash (NOTE 1)                                                    $       --      $  123,679
     Revenue receivable on loans sold (NOTE 1)                           225,017           8,804
     Employee advances                                                     1,816          23,016
     Loan receivable - stockholder (NOTE 7)                                   --           6,827




------------------------------------------------------------------------------------------------
     TOTAL CURRENT ASSETS                                                226,833         162,326
------------------------------------------------------------------------------------------------


OFFICE EQUIPMENT (NOTE 1)                                                195,905         197,053
     Less:  accumulated depreciation                                     141,458         125,976
------------------------------------------------------------------------------------------------
                                                                          54,447          71,077
------------------------------------------------------------------------------------------------


OTHER ASSET
     Deposits                                                              2,908           2,159
------------------------------------------------------------------------------------------------


TOTAL ASSETS                                                          $  284,188      $  235,562
================================================================================================


        The accompanying notes are an integral part of these statements.

                         DISCOVER MORTGAGE CORPORATION
                           MORTGAGEE NO. 11366-0000-3
                                 BALANCE SHEETS


-------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY                                                      DECEMBER 31,
                                                                                      2001            2000
-------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
     Bank float (NOTE 1)                                                          $    2,636       $       --
     Note payable - bank (NOTE 3)                                                     17,564           77,064
     Accounts payable                                                                 44,001           85,492
     Accrued liabilities:
         Wages                                                                        22,905            9,385
         Payroll taxes                                                                 1,833              751
         Commissions                                                                  16,334               --
         Profit sharing                                                                2,344               --
-------------------------------------------------------------------------------------------------------------
     TOTAL CURRENT LIABILITIES                                                       107,617          172,692
-------------------------------------------------------------------------------------------------------------

COMMITMENTS (NOTE 4)

STOCKHOLDERS' EQUITY (NOTE 6)
     Common stock - no par value
         Authorized - 1,000,000 shares
         Issued and outstanding - 23,000 shares - 2001, 20,000 shares - 2000          76,100            1,100
     Additional paid-in capital                                                      120,000          120,000
     Accumulated deficit                                                             (19,529)         (58,230)
-------------------------------------------------------------------------------------------------------------
                                                                                     176,571           62,870
-------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                        $  284,188       $  235,562
=============================================================================================================


        The accompanying notes are an integral part of these statements.

                                       2a

                         DISCOVER MORTGAGE CORPORATION
                           MORTGAGEE NO. 11366-0000-3
                            STATEMENTS OF OPERATIONS


----------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED DECEMBER 31,
                                                                     2001                          2000
                                                          AMOUNT             %            Amount            %
----------------------------------------------------------------------------------------------------------------
REVENUE                                                  $ 2,802,801        100.0       $ 1,499,385        100.0

OPERATING EXPENSES                                         2,481,672         88.5         1,525,934        101.8
----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS                                321,129         11.5           (26,549)        (1.8)
----------------------------------------------------------------------------------------------------------------

OTHER EXPENSES
      Interest expense                                       (11,580)         (.5)          (11,076)         (.7)
      Loss on sale of equipment                                   --           --            (2,850)         (.2)
----------------------------------------------------------------------------------------------------------------
                                                             (11,580)         (.5)          (13,926)         (.9)
----------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS)                                        $   309,549         11.0       $   (40,475)        (2.7)
================================================================================================================


        The accompanying notes are an integral part of these statements.

                          DISCOVER MORTGAGE CORPORATION
                           MORTGAGEE NO. 11366-0000-3
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                     Years Ended December 31, 2001 and 2000


------------------------------------------------------------------------------------------------------------------------------
                                                             Common Stock
                                                     --------------------------       Additional
                                                     Shares issued                      Paid-in    Accumulated
                                                     & Outstanding     Amount           Capital      Deficit          Total
------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1999                             30,000      $    2,100      $       --     $    1,245      $    3,345

     Redemption of stock                                (10,000)         (1,000)             --             --          (1,000)

     Additional paid-in capital                              --              --         120,000             --         120,000

     Net loss for year ended December 31, 2000               --              --              --        (40,475)        (40,475)

     Distributions                                           --              --              --        (19,000)        (19,000)
------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 2000                             20,000           1,100         120,000        (58,230)         62,870

     SALE OF STOCK                                        3,000          75,000              --             --          75,000

     NET INCOME FOR YEAR ENDED DECEMBER 31, 2001             --              --              --        309,549         309,549

     DISTRIBUTIONS                                           --              --              --       (270,848)       (270,848)
------------------------------------------------------------------------------------------------------------------------------

BALANCE AT DECEMBER 31, 2001                             23,000      $   76,100      $  120,000     $  (19,529)     $  176,571
==============================================================================================================================


        The accompanying notes are an integral part of these statements

                         DISCOVER MORTGAGE CORPORATION
                           MORTGAGEE NO. 11366-0000-3
                            STATEMENTS OF CASH FLOWS


------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED DECEMBER 31,
                                                                             2001             2000
------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Receipts:
          Cash received from customers                                    $ 2,586,588      $ 1,514,374
------------------------------------------------------------------------------------------------------

      Disbursements:
          Cash paid to suppliers                                            1,009,649          729,330
          Cash paid to employees                                            1,438,031          767,119
          Interest paid                                                        11,580           11,076
------------------------------------------------------------------------------------------------------
      TOTAL DISBURSEMENTS                                                   2,459,260        1,507,525
------------------------------------------------------------------------------------------------------

      NET CASH PROVIDED BY OPERATING ACTIVITIES                               127,328            6,849
------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Proceeds from sale of office equipment                                       --            4,392
      Purchase of office eqiupment                                             (5,122)              --
      Repayment from stockholder                                                6,827               --
------------------------------------------------------------------------------------------------------

      NET CASH PROVIDED BY INVESTING ACTIVITIES                                 1,705            4,392
------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from sale of stock                                              75,000               --
      Proceeds from additional paid-in capital                                     --          120,000
      Payments on short-term notes                                            (59,500)         (22,937)
      Distributions                                                          (270,848)         (19,000)
------------------------------------------------------------------------------------------------------

      NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                    (255,348)          78,063
------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH                                              (126,315)          89,304

CASH - BEGINNING OF YEAR                                                      123,679           34,375
------------------------------------------------------------------------------------------------------

CASH (BANK FLOAT) - END OF YEAR                                           $    (2,636)     $   123,679
======================================================================================================


        The accompanying notes are an integral part of these statements.

                         DISCOVER MORTGAGE CORPORATION
                           MORTGAGEE NO. 11366-0000-3
                            STATEMENTS OF CASH FLOWS


----------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED DECEMBER 31,
                                                                              2001           2000
----------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INCOME (LOSS) TO NET CASH PROVIDED BY
   OPERATING ACTIVITIES:

Net income (loss)                                                         $  309,549      $  (40,475)
----------------------------------------------------------------------------------------------------

Adjustments:
      Loss on sale of equipment                                                   --           2,850
      Depreciation                                                            21,752          29,742
      Amortization                                                                --              49
      Changes in operating assets and liabilities which increase or
        (decrease) cash:
          Revenue receivable on loans sold                                  (216,213)         14,989
          Prepaid expenses                                                        --          18,773
          Employee advances                                                   21,200          (8,171)
          Deposits                                                              (749)          3,533
          Accounts payable                                                   (41,491)          5,296
          Accrued liabilities                                                 33,280         (19,737)
----------------------------------------------------------------------------------------------------
                                                                            (182,221)         47,324
----------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                 $  127,328      $    6,849
====================================================================================================


SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

      Redemption of stock in exchange for equipment                       $       --      $    1,000
====================================================================================================


        The accompanying notes are an integral part of these statements.

                                       5a

                          DISCOVER MORTGAGE CORPORATION
                           MORTGAGEE NO. 11366-0000-3
                          NOTES TO FINANCIAL STATEMENTS


1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       NATURE OF BUSINESS
           DISCOVER MORTGAGE CORPORATION (the Company) originates residential mortgage loans throughout the state of Minnesota and Wisconsin. The Company's main office is located in St. Louis Park, Minnesota and it has 4 other locations within Minnesota and Wisconsin.

           Mortgages are closed in the Company's name and either funded by the Company's revolving credit agreement (see note 2) or by third party investors. The self-funded loans are subsequently sold to third party investors within 30 days. The Company does not service any loans.

       USE OF ESTIMATES
           The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. In addition, they affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates and assumptions.

       CASH AND CASH EQUIVALENTS
           The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The Company also considers bank float to be a negative cash equivalent.

       REVENUE RECEIVABLE ON LOANS SOLD AND REVENUE RECOGNITION
           Revenue receivable on loans sold consists of origination fees and gains on loans sold that have been closed on or before December 31. The majority of revenue receivables are collected within five business days.

           The Company recognizes revenue in a twofold manner:

                *  Origination fees are recognized when the loan is closed.
                * Investor premiums and other gains on the sale of loans are recognized when the loan is sold to a third party investor.

       OFFICE EQUIPMENT
           Office equipment is recorded at cost and depreciated on the declining-balance method over the estimated useful lives of the assets.


       (Continued)

                          DISCOVER MORTGAGE CORPORATION
                           MORTGAGEE NO. 11366-0000-3
                          NOTES TO FINANCIAL STATEMENTS


1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

       LONG-LIVED ASSETS
           The Company periodically evaluates the carrying value of long-lived assets to be held and used, including but not limited to, capital assets and intangible assets, when events and circumstances warrant such a review. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset. Fair value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair values are reduced for the cost to dispose. No losses from impairment have been recognized in the financial statements.

       INCOME TAXES
           The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporate income taxes, the stockholders of an S corporation are taxed on their proportionate share of the company's taxable income. Therefore, no provision for income taxes has been included in these financial statements.

       ADVERTISING
           Advertising costs are charged to operations when incurred. Advertising expense for the years ended December 31, 2001 and 2000 was $51,742 and $44,585, respectively.


2)     NOTE PAYABLE - LINE OF CREDIT

       Note payable to Provident Bank on a warehouse line of credit (secured by funded mortgage notes and attached servicing rights) with interest payable on a variable basis, depending on the loan risk grade, at prime plus 1.5% to 2.5% per annum. There were no amounts advanced on the warehouse line at December 31, 2001 and 2000.

       This line of credit agreement is used solely to provide funds for the purchase of residential mortgage loans. Upon purchase of the mortgage loans by investors, the credit line is paid down.

                          DISCOVER MORTGAGE CORPORATION
                           MORTGAGEE NO. 11366-0000-3
                          NOTES TO FINANCIAL STATEMENTS


3)     NOTE PAYABLE - BANK

                                                               2001       2000
                                                             -------------------
       The Company had available a $100,000 revolving line
       of credit with Century Bank, N.A. (secured by
       equipment and guaranteed by stockholders) with
       interest payable at prime plus 2% per annum. The
       interest rate at December 31, 2001 and 2000 was 6.75%
       and 11.5%, respectively. Beginning in June 2000, the
       Company is required to make a minimum payment of
       $4,000 per month until the note is paid in full. The   $17,564    $77,064
       note expires April 27, 2002.                          ===================


4)     OPERATING LEASE COMMITMENTS

       The Company is obligated under various operating leases for its office space. The leases include, among other items, a monthly base rent with additional costs for the pro rata share of real estate taxes and operating costs as follows:

                                         Monthly Base      Expiration
                       Location              Rent             Date
                -------------------------------------------------------

                St. Louis Park, MN         $ 3,257          5-31-03

                Duluth, MN                 $ 3,000          4-30-04

                Osceola, WI                $   150       Month-to-Month

                Forest Lake, MN            $ 1,020       Month-to-Month

       The Company is also obligated under various operating leases for vehicles and office equipment. The leases include, among other items, combined monthly rental payments of $1,853 and lease terms ranging from of 36 to 60 months. The leases expire by the first quarter of 2004.

       The Company subleases half of the Duluth office space. The subleasee remits rental payments directly to the lessor. The subleasee obligation is for $1,500 of the Companies total $3,000 obligation and expires April 30, 2004.

       The Company has signed a new lease agreement for an office in St. Cloud, Minnesota. The lease will begin February 1, 2002 with monthly rental payments of $749.


       (Continued)

                          DISCOVER MORTGAGE CORPORATION
                           MORTGAGEE NO. 11366-0000-3
                          NOTES TO FINANCIAL STATEMENTS


4)     OPERATING LEASE COMMITMENTS (continued)

       The future minimum lease payments required for the above leases, before sublease rental income, are as follows for the years ending December 31,

                    2002                 $  96,846
                    2003                    66,995
                    2004                    13,552
                                        -----------

                                         $ 177,393
                                        ===========

       Rent expense for the above leases for the years ended December 31, 2001 and 2000 was $151,040 and $215,117, respectively.


5)     401(K) PROFIT SHARING PLAN

       The Company has established a defined contribution profit sharing plan covering all employees with a minimum of six months of service and who have attained the age of 21. The amounts contributed are set annually by the Board of Directors, up to a maximum amount allowed by law. The Company contributions for the years ended December 31, 2001 and 2000 were $7,324 and $1,630, respectively. Current year contributions are reduced from prior years due to employee forfeitures.


6)     STOCK TRANSFER AGREEMENT

       A stock transfer/cross purchase agreement is in existence between the two stockholders. Among other provisions, the agreement stipulates that in the event of termination, death or disability of a stockholder, the Company has the option to purchase the common stock for an agreed upon price. The Company has purchased life insurance policies on each stockholder to fund the purchase in the case of such an event.

       If the Company chooses not to exercise its option pursuant to a triggering event, the remaining stockholders have an option to purchase the shares in proportion to their pro rata ownership of remaining shares.


7)     RELATED PARTY TRANSACTION

       The Company had an informal, unsecured loan receivable from a stockholder with no stated interest or repayment terms. The loan balance at December 31, 2000 was $6,827. The loan was repaid during 2001.

                          DISCOVER MORTGAGE CORPORATION
                           MORTGAGEE NO. 11366-0000-3
                          NOTES TO FINANCIAL STATEMENTS


8)     SUBSEQUENT EVENT

       On January 1, 2002, the Company entered into a business combination with Why USA Financial Group, Inc. The Company will become a wholly-owned subsidiary of Why USA Financial Group, Inc. through a tax free exchange of stock.